Note 8 - Loss Per Share - Summary of Basic and Diluted Loss Per Common Share (Details) - USD ($)	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Net loss	$ (6,118,563)	$ (936,923)
Dividends to Series B Preferred shares	(748,012)	(1,031,529)
Preferred deemed dividend		(185,665)
Net loss attributable to common shareholders	$ (6,866,575)	$ (2,154,117)
Weighted average common shares – outstanding (in shares)	2,267,375	2,244,803
Basic and diluted loss per share (in dollars per share)	$ (3.03)	$ (0.96)